Exhibit 99.1


                   Mark Casner Named CEO of Digirad;

         He Succeeds Gary Burbach, Who Will Continue to Serve
            Digirad as a Member of the Board of Directors;

  Peter Sullivan Promoted to President of Digirad's Product Business;

       Randy Weatherhead Promoted to SVP of Sales and Marketing

    POWAY, Calif.--(BUSINESS WIRE)--Jan. 10, 2006--Digirad Corporation (NASDAQ:DRAD), a leading provider of cardiovascular imaging services and solid-state nuclear medicine imaging products to physician offices, hospitals and imaging centers, announced today that Mark L. Casner has been named Chief Executive Officer and a member of the Board of Directors. Casner, age 50, who joined Digirad in September 2005 as President of the Company's Digirad Imaging Solutions (DIS) leasing services subsidiary, succeeds Gary Burbach, who will remain a member of Digirad's Board of Directors. These changes will become effective on January 15, 2005.
    "My primary objectives since stepping in as CEO last April have been to put in place the proper business strategy, operating plan and management team to allow the Company to achieve its growth and profitability potential. I am pleased by the progress we have made in reaching these goals. We have recruited key additions to our management team, and implemented appropriate operational strategies for both our product and DIS businesses that I believe have positioned Digirad for improved performance. I look forward to remaining involved with Digirad as a Board member.
    "Since coming on board in September, Mark has demonstrated his leadership, commitment and knowledge of our business, extending an impressive record of accomplishment over his 27-year career in the healthcare services industry. Prior to joining Digirad Mark served in a progression of senior management positions at companies providing medical imaging services. Of particular significance, Mark was President and Chief Operating Officer of DMS Imaging, which offers mobile diagnostic services to more than 450 healthcare facilities nationwide. During his tenure, Casner increased profitability, improved customer service and employee retention, expanded into new geographic regions, and negotiated new agreements with customers and vendors that enhanced opportunities for growth and profitability. He also served in various positions with Radiologix, Inc., most recently as Senior Vice President, Operations. These experiences in leading large scale medical imaging organizations make him particularly well-equipped to assume his new responsibilities as CEO," Burbach said.
    Burbach also announced that Peter Sullivan has been promoted to President of Digirad's product business. Sullivan joined Digirad as a consultant in January 2005 and as Senior Vice President of Operations in April of 2005. Previously, he was Vice President and General Manager at Asyst Technologies. "With Peter's many years of experience in the semiconductor and medical imaging industries, I am confident that he will continue to drive operational excellence and improved financial results in our product business," Burbach said.
    Additionally, Burbach said that Randy Weatherhead, who joined Digirad in July 2005 as Vice President, Marketing, will assume an expanded leadership role as the new Senior Vice President of Sales & Marketing. Weatherhead previously served as VP of Sales and Marketing at Siemens Nuclear Medicine. "It is evident from the many contributions that Randy has made to Digirad that he is the right person to lead both our sales and marketing efforts to help us gain increasing market momentum in 2006," Burbach said.
    New CEO Mark Casner stated, "We have assembled a highly capable and experienced management team with key senior and mid-level additions in our Digirad Imaging Solutions business as well as in our sales, marketing, and operations groups. I believe our team has the skills, energy and desire to achieve our goals for growth and profitability, as we take advantage of our opportunities in both physician-based imaging services (DIS) and the nuclear cardiology camera market in our product business. I look forward to leading Digirad during this exciting time in the Company's development."

    About Digirad

    Digirad Corporation develops, manufactures and markets solid-state, digital gamma cameras to hospitals, imaging centers and physician offices. Digirad offers a comprehensive line of solid-state nuclear gamma cameras that produce a high-quality image for use in the detection of many medical conditions, including cardiovascular disease. Digirad's cameras are unique as their lightweight and compact design allows them to fit easily into small office spaces. Digirad's wholly owned subsidiaries Digirad Imaging Solutions and Digirad Imaging Systems offer a comprehensive and mobile imaging leasing and services program for physicians who wish to perform in-office nuclear cardiology procedures but do not have the patient volume, capital or resources to justify purchasing a gamma camera. For more information, please visit www.digirad.com. Digirad7 and Digirad Imaging Solutions7 are registered trademarks of Digirad Corporation.

    Forward-Looking Statements

    Digirad cautions that statements included in this press release that are not a description of historical facts are forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts and use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe" and other words and terms of similar meaning in connection with a discussion of future operating or financial performance or events. Examples of such statements include the statements regarding improved or continued performance of Digirad and our DIS and product businesses or our expectations of Messrs. Casner's, Sullivan's or Weatherhead's success in their new roles with the company and the expectations of achieving operational excellence and improved financial results in the product business. The inclusion of these and other forward-looking statements should not be regarded as a representation by Digirad that any of its plans will be achieved. Actual results may differ materially from those set forth in this press release due to the risks and uncertainties inherent in Digirad's business including, without limitation: the degree to which personnel changes and related disruptions in our business activities may affect Digirad's products, customers, work force, suppliers, the introduction of our Cardius-3M system and the related upgrade of our DIS fleet, and our overall business prospects and operations; the degree to which Digirad's Cardius-3M system and related services will be accepted by physicians and hospitals some of whom may experience reliability issues or technical problems; the ability of Digirad to effectively market, sell and distribute its Cardius-3M system, and related services given its limited capabilities in these areas; the degree to which recent changes in customer profiles may reduce the number of days service initiated per new contract or otherwise impact Digirad's business; Digirad's ability to retain and attract key executives, qualified managers, engineers and imaging technologists; Digirad's ability to manage risks relating to product liability, warranty claims, recalls, property damage and personal injury with respect to its imaging systems, including the Cardius-3M system; and other risks detailed in Digirad's Securities and Exchange Commission filings, including its Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission. Given these uncertainties, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Digirad undertakes no obligation to revise or update this press release including the forward-looking statements contained herein to reflect events or circumstances after the date hereof or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.


    CONTACT: Digirad Corporation
             Todd Clyde, 858-726-1600
             ir@digirad.com
             or
             Neil Berkman Associates (Investor Contact)
             310-277-5162
             info@BerkmanAssociates.com